Note 6 - Financial Assets and Financial Liabilities - Gains and Losses on the Investment Portfolio (Details) - Kunlun Tech Limited and Keeneyes Future Holding Inc. [member] - USD ($) $ in Thousands	1 Months Ended	6 Months Ended
	Jan. 31, 2023	Jun. 30, 2023	Jun. 30, 2022
Statement Line Items [Line Items]
Realized net gain (loss)	$ 15,500	$ 37,564	$ (6,389)
Change in unrealized net gain (loss)	15,000	(34,321)	(18,576)
Net gain (loss) on investment portfolio	$ 500	$ 3,243	$ (24,966)